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                                                                    EXHIBIT 10.3
                               E & P REIT TRUST
                             DECLARATION OF TRUST
                             --------------------

                       Dated as of September ____, 1999


     THIS DECLARATION OF TRUST is made as of the date set forth above by the undersigned Trustee.


                                   ARTICLE I
                                   FORMATION

     This Trust is a Maryland real estate investment trust within the meaning of Title 8 (as defined herein). The Trust shall not be deemed to be a real estate investment trust for purposes of the Code, a general partnership, limited partnership, limited liability company, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Code).


                                  ARTICLE II
                            THE TRUST; DEFINITIONS

     SECTION 2.1  Name.  The name of the trust (hereinafter called the "Trust")
                  ----
is:

                               E & P REIT Trust

     SECTION 2.2  Resident Agent.  The name and address of the resident agent of
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the Trust in the State of Maryland is:

                               David E. Raderman, Esquire
                               Gallagher, Evelius & Jones
                               218 North Charles Street
                               Suite 400
                               Baltimore, Maryland 21201

     This Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

     SECTION 2.3  Nature of Trust.  The Trust is a real estate investment trust
                  ---------------
within the meaning of Title 8.
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     SECTION 2.4   Powers.  The Trust shall have all of the powers granted to
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real estate investment trusts generally by Title 8 and shall have any other and further powers as are not inconsistent with and are appropriate to promote and attain the purpose set forth in this Declaration of Trust.

     SECTION 2.5  Definitions.  As used in this Declaration of Trust, the
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following terms shall have the following meanings unless the context otherwise requires:

     "Affiliate" or "Affiliated" means, as to any corporation, partnership,
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limited liability company, trust or other association (other than the Trust), any Person (i) that holds beneficially, directly or indirectly, 5% or more of the outstanding stock or equity interests thereof or (ii) who is an officer, director, partner, member or trustee thereof or of any Person which controls, is controlled by, or under common control with, such corporation, partnership, limited liability company, trust or other association or (iii) which controls, is controlled by, or under common control with, such corporation, partnership, limited liability company, trust or other association.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Person" means an individual, corporation, partnership, limited liability
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company, estate, trust (including a trust qualified under Section 401(a) or
501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government and agency or political subdivision thereof, and also includes a group as that term is used for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended.

     "Securities" means Shares (as hereinafter defined), any stock, shares or
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other evidences of equity of beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

     "Securities of the Trust" means any Securities issued by the Trust.
      -----------------------

     "Shareholders" means holders of record of outstanding Shares.
      ------------

     "Shares" means transferable shares of beneficial interest of the Trust of
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any class or series.

     "Title 8" means Title 8 of the Corporations and Associations Article of the
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Annotated Code of Maryland, as amended, or any successor statute.

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     "Trust Property" means any and all property, real, personal or otherwise,
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tangible or intangible, which is transferred or conveyed to the Trust or the
Trustees (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees.

     "Trustee" means the individual named in Section 3.2 of this Declaration of
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Trust so long as he continues in office and all other individuals who hereafter are duly elected and qualify as trustees of the Trust hereunder.


                                  ARTICLE III
                                   TRUSTEES

     SECTION 3.1  Number.  The Trust shall have a Board of Trustees consisting
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of not less than one (1) nor more than nine (9) members, unless otherwise determined from time to time by resolution adopted by the affirmative vote of at least eighty percent (80%) of the members of the Board of Trustees.

     SECTION 3.2  Initial Trustee.  The name and address of the initial Trustee
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who shall serve until the earlier of the first annual meeting or until his successors are duly elected and qualifies is:

                         Paul J. Schulte
                         309 North 5/th/ Street
                         P. O. Box 144
                         Norfolk, Nebraska 68702

     SECTION 3.3  Term.  The Trustees shall be elected at each annual meeting of
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shareholders and shall serve until the next annual meeting of shareholders and until their successors are duly elected and qualify.

     SECTION 3.4  Removal.  A Trustee may be removed, at any time, at a meeting
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of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Trustees.


                                  ARTICLE IV
                              POWERS OF TRUSTEES

     Subject to the express limitations herein or in the Bylaws, (i) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (ii) the Trustees shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust as if they, in their own rights, were the sole owners thereof. The Trustees may take any actions as in their sole judgment and discretion are necessary or desirable to conduct the business of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Trustees. Any construction of this Declaration of Trust or determination made in good faith by the Trustees concerning their powers and authority hereunder shall be conclusive. The

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enumeration and definition of particular powers of the Trustees included in this
Article IV shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trustees under the general laws of the State of Maryland as now or hereafter in force.


                                   ARTICLE V
                                    SHARES

     The beneficial interest in the Trust shall be divided into shares of beneficial interest. The Trust has authority to issue 1,000 common shares of beneficial interest, $.01 par value per share, and such other Securities of the Trust as the Trustees may create and authorize from time to time and designate as representing a beneficial interest in the Trust. The Board of Trustees may classify or reclassify any unissued shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the shares.


                                  ARTICLE VI
                                 SHAREHOLDERS

     There shall be an annual meeting of the Shareholders, to be held after delivery of the annual report and on proper notice to the Shareholders, at such time and place as shall be provided in the Bylaws.


                                  ARTICLE VII
                                   AMENDMENT

     This Declaration of Trust may be amended only by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote on the matter and otherwise in accordance with Section 8-501 of Title 8.


                                 ARTICLE VIII
                               DURATION OF TRUST

     The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8.

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                                  ARTICLE IX
                LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS,
                             EMPLOYEES AND AGENTS
                  AND TRANSACTIONS BETWEEN THEM AND THE TRUST

     SECTION 9.1  Limitation of Shareholder Liability.  No Shareholder shall be
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liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust.

     SECTION 9.2  Limitation of Trustee and Officer Liability.  To the maximum
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extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (i) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received; or (ii) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     SECTION 9.3  Express Exculpatory Clauses in Instruments.  Neither the
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Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

     SECTION 9.4  Indemnification.  To the extent provided in its Bylaws, the
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Trust shall have the power to indemnify, and to pay or reimburse reasonable expenses to, as such expenses are incurred by, each Shareholder, Trustee, officer, employee or agent (including any person who, while a Trustee of the Trust, is or was serving at the request of the Trust as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan) from all claims and liabilities to which such person may become subject by reason of his being or having been a Shareholder, Trustee, officer, employee or agent.

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     SECTION 9.5  Transactions Between the Trust and its Trustees, Officers,
                  ----------------------------------------------------------
Employees and Agents.  Subject to any express restrictions in this Declaration
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of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, without limitation, for the purchase or sale of property or for any type of services, including those in connection with underwriting or the offer or sale of Securities of the Trust) with any Person, including any Trustee, officer, employee or agent of the Trust or any Person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.


                                   ARTICLE X
                                 MISCELLANEOUS

     This Declaration of Trust is executed by the Trustee and delivered under the laws of the State of Maryland, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, this Declaration of Trust has been executed on this ___ day of September, 1999, by the undersigned Trustee, who acknowledges that this document is his/her act, that to the best of his/her knowledge, information, and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.


                                             ___________________________________
                                             Paul J. Schulte



STATE OF NEBRASKA

CITY/COUNTY OF  ______________

     On this ____ day of September, 1999, before me personally appeared Paul J. Schulte, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained.

     In witness whereof, I hereunto set my hand and official seal.

[SEAL]
                                             _______________________________
                                             Notary Public


My commission expires:  ____________________

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